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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 11, 1999

                          GRAND CENTRAL FINANCIAL CORP.
                          -----------------------------
             (Exact name of Registrant as specified in its Charter)

 Delaware                        0-25945                    34-1877137
----------                       -------                    ----------
(State or other)              (Commission File             (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)



601 Main Street, Wellsville, Ohio                    43968
---------------------------------                    -----
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (330) 532-1517
                                                     --------------




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Item 4.   Changes in Registrant's Certifying Accountant
          ---------------------------------------------


      (a) Robb, Dixon, Francis, Davis, Oneson & Co. ("Robb Dixon") was previously the principal accountants for Central Federal Savings and Loan Association of Wellsville ("Central Federal"), the wholly owned subsidiary of Grand Central Financial Corp. (the "Company"). On January 11, 1999, that firm's appointment as principal accountants was terminated by the Company. The decision to change accountants was recommended by the audit committee and approved by the board of directors. In connection with the audits of the two fiscal years ended December 31, 1997 and the subsequent period through January 11, 1999, there were no disagreements with Robb Dixon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matters of the disagreements in connection with their opinion. In addition, such financial statements contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The Company requested that Robb Dixon furnish the Company with a letter, as promptly as possible, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made in this Item 4, and if not, stating the respects in which they do not agree. That letter is filed as Exhibit 99.1 to this amended Report.

      (b) On January 11, 1999, the Company engaged Crowe, Chizek and Company, LLP ("Crowe Chizek") as the Company's principal accountants. During the two most recent fiscal years and subsequent interim period prior to engaging the accountant, the Company consulted Crowe Chizek with regard to the application of accounting principles to Central Federal's conversion from mutual to stock form of organization, which involved the concurrent formation of the Company as the parent holding company for Central Federal and the issuance of shares of common stock of the Company in a subscription offering to eligible account holders of Central Federal (the "Transaction"). By letter, dated January 15, 1999, Crowe Chizek advised the Company that the Transaction was accounted for at historical cost in a manner similar to that utilized in a pooling of interest accounting, which is in accordance with generally accepted accounting principles. A copy of that letter is attached as Exhibit 99.2.

            Robb Dixon was not consulted by the registrant regarding the application of accounting principles to the Transaction. Crowe Chizek has reviewed this disclosure and does not intend to furnish additional information to the Commission.


Item 7(c). Exhibits
           --------

       Exhibit 99.1 Letter from Robb, Dixon, Francis, Davis, Oneson & Company regarding its agreement with the disclosure provided under
                     Item 4.

       Exhibit 99.2 Letter from Crowe, Chizek and Company LLP regarding the accounting for the Transaction.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    GRAND CENTRAL FINANCIAL CORP.


Date: January 26, 1999              By:  /s/ William R. Williams
                                         -----------------------
                                         William R. Williams
                                         President and Chief Executive Officer